Exhibit 99.50

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-I

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 08/15/2005


Blended Coupon 6.9750%


Excess Protection Level
3 Month Average   3.95%
December, 2000   0.34%
November, 2000   6.44%
October, 2000   5.07%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.31%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$5,990,287,874.98